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                                                          Exhibit (10)(iii)(A)22


                               September 16, 2002

Thomas W. Horton
AT&T
900 Route 202/206N
P.O. Box 752
Bedminster, NJ  07921-752

Dear Tom:

         Paragraph 5(e) of your employment agreement dated June 10, 1999 ("agreement") provides that you must repay your signing bonus if you leave your employment without Good Reason (as defined in the agreement) before January 1, 2004. We have subsequently discussed and agreed that if your termination before January 1, 2004 is for Good Reason or due to Death or Disability, then you shall have no obligation to repay the signing bonus.

         Please sign where indicated below to acknowledge this modification to the agreement.

                                                     Very truly yours,



                                                     /s/  Mirian M. Graddick
                                                     Mirian M. Graddick



Acknowledged by:

/s/  Thomas W. Horton

---------------------------
Thomas W. Horton